UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):  May 2, 2013

LIVEWIRE ERGOGENICS INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-54588	26-121244
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1747 S. Douglass Road, Unit C Anaheim, CA	92806
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 940-0155

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF AN OFFICER OR DIRECTOR; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On April 30, 2013, Robert J. Thompson delivered a letter of resignation to LiveWire Ergogenics Inc. (the “Company”) whereby he notified the Company that he was resigning as a member of the Company’s Board of Directors as well as from his position as the Company’s Corporate Secretary effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEWIRE ERGOGENICS INC.

Date: May 2, 2013	By:	/s/ William Hodson
William Hodson
Chief Executive Officer

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